                                                                    EXHIBIT 4.14

                      MARSH SUPERMARKETS, INC., as Issuer,

         MARSH DRUGS, INC.,                   CRYSTAL FOOD SERVICES, LLC,
    MARSH VILLAGE PANTRIES, INC.                   LOBILL FOODS, LLC,
        MUNDY REALTY, INC.,                     CONTRACT TRANSPORT, LLC,
       MAR PROPERTIES, INC.,                    MARSH SUPERMARKETS, LLC,
          MARLEASE, INC.,                         VILLAGE PANTRY, LLC,
     MARSH INTERNATIONAL, INC.,                    MARSH DRUGS, LLC,
    MARSH CULTURAL GROUP, INC.,                TRADEMARK HOLDINGS, INC.,
      LIMITED HOLDINGS, INC.,                  MARSH CLEARING HOUSE, LLC,
   CONVENIENCE STORE DISTRIBUTING            CONVENIENCE STORE DISTRIBUTING
              COMPANY,                               COMPANY, LLC,
         MARSH P.Q., INC.,                         CONVENIENCE STORE
     TEMPORARY SERVICES, INC.,                TRANSPORTATION COMPANY, LLC,
      NORTH MARION DEVELOPMENT                   CRYSTAL FOOD MANAGEMENT
            CORPORATION,                              SERVICES, LLC,
     CONTRACT TRANSPORT, INC.,                   BUTTERFIELD FOODS, LLC,
       PANTRY PROPERTY, LLC,                        MD PROPERTY, LLC,
         MS PROPERTY, LLC,                          LB PROPERTY, LLC,
         CF PROPERTY, LLC,                          MCN PROPERTY, LLC,
         BF PROPERTY, LLC,                        CSD PROPERTY, LLC and
           McNAMARA, LLC,                         FLORAL PROPERTY, LLC,

                            A. L. ROSS & SONS, INC.,
                            as Existing Guarantors,

                              FLORAL FASHIONS, LLC
                            O'MALIA FOOD MARKETS, LLC
                          as Additional Guarantors, and

                 STATE STREET BANK AND TRUST COMPANY, as Trustee

                                   ----------

                          FOURTH SUPPLEMENTAL INDENTURE

                          Dated as of October 15, 2001

                                  $150,000,000

                    8-7/8% Senior Subordinated Notes due 2007

FOURTH SUPPLEMENTAL INDENTURE, dated as of October 15, 2001, among Marsh Supermarkets, Inc., an Indiana corporation (the "Company"), Marsh Drugs, Inc., an Indiana corporation, Marsh Village Pantries, Inc., an Indiana corporation, Mundy Realty, Inc., an Indiana corporation, Mar Properties, Inc., an Indiana corporation, Marlease, Inc., an Indiana corporation, Marsh International, Inc., an Indiana corporation, Marsh Cultural Group, Inc., an Indiana corporation, Limited Holdings, Inc., an Indiana corporation, Convenience Store Distributing Company, an Ohio partnership, Marsh P.Q., Inc., an Indiana corporation, Temporary Services, Inc., an Indiana corporation, North Marion Development Corporation, an Indiana corporation, Contract Transport, Inc., an Indiana corporation, Crystal Food Services, LLC, an Indiana limited liability company, LoBill Foods, LLC, an Indiana limited liability company, Contract Transport, LLC, an Indiana limited liability company, Marsh Supermarkets, LLC, an Indiana limited liability company, Village Pantry, LLC, an Indiana limited liability company, Marsh Drugs, LLC, an Indiana limited liability company, Trademark Holdings, Inc., a Delaware corporation, Marsh Clearing House, LLC, an Indiana limited liability company, Convenience Store Distributing Company, LLC, an Indiana limited liability company, Convenience Store Transportation Company, LLC, an Indiana limited liability company, Crystal Food Management Services, LLC, an Indiana limited liability company and Butterfield Foods, LLC, an Indiana limited liability company, Pantry Property, LLC, an Indiana limited liability company, MS Property, LLC, an Indiana limited liability company, CF Property, LLC, an Indiana limited liability company, MD Property, LLC, an Indiana limited liability company, LB Property, LLC, an Indiana limited liability company, McNamara, LLC, an Indiana limited liability company, MCN Property, LLC, an Indiana limited liability company, BF Property, LLC, an Indiana limited liability company, CSD Property, LLC, an Indiana limited liability company, Floral Property, LLC, an Indiana limited liability company, and A. L. Ross & Sons, Inc., an Indiana corporation (collectively, the "Existing Guarantors"); Floral Fashions, LLC, an Indiana limited liability company, and O'Malia Food Markets, LLC, an Indiana] limited liability company (collectively, the "Additional Guarantors", and with the "Existing Guarantors", the "Guarantors"), and State Street Bank and Trust Company, a Massachusetts trust company, as trustee (the "Trustee").

         WHEREAS, the Company and certain Guarantors executed and delivered to the Trustee the Indenture, dated August 5, 1997 (the "Original Indenture"), among the Company, the Guarantors named therein and the Trustee; and

         WHEREAS, the Company and certain Guarantors executed and delivered to the Trustee the First Supplemental Indenture, dated December 31, 1997 (the "First Supplemental Indenture");

         WHEREAS, the Company and the Existing Guarantors executed and delivered to the Trustee the Second Supplemental Indenture, dated January 29, 2000 (the "Second Supplemental Indenture");

         WHEREAS, the Company and the Existing Guarantors executed and delivered to the Trustee the Third Supplemental Indenture dated June 22, 2000 (the "Third Supplemental Indenture"; the Original Indenture as amended by the First Supplemental Indenture, the Second Supplemental Indenture, and the Third Supplemental Indenture, the "Indenture"); each capitalized terms used herein which is not defined in this Fourth Supplemental Indenture shall have the meanings given to them in the Indenture);

         WHEREAS, both of the Additional Guarantors have become Restricted Subsidiaries since the date of the Indenture as supplemented;

         WHEREAS, both of the Additional Guarantors desire to become Guarantors under the Indenture, as amended and supplemented hereby;

         WHEREAS, the addition of the Additional Guarantors under the Indenture will not adversely affect the interest of the Holders;

         WHEREAS, the provisions of Section 901 of the Indenture permit the Indenture to be amended without the consent of the holders of the Securities under certain circumstances, including to add Guarantors;

         WHEREAS, all things necessary to make this Fourth Supplemental Indenture a valid agreement of the Company, the Existing Guarantors, the Additional Guarantors and the Trustee have been done;

         NOW THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the premises, the Company, the Existing Guarantors and the Additional Guarantors agree with the Trustee as follows:

                                   ARTICLE ONE
                        DELIVERY OF ADDITIONAL GUARANTEE

Section 101.      Execution of Guaranty.

         Simultaneously with the execution and delivery of this Fourth Supplemental Indenture, the Additional Guarantors shall execute and deliver to the Trustee a Guarantee in the form described in Section 205 of the Indenture.

Section 102. Additional Guarantors are Guarantors Under Indenture and Securities.

         Each of the Additional Guarantors hereby expressly assumes each of the obligations of a Guarantor, and upon execution of the Guarantee described above and this Fourth Supplemental Indenture, the defined term "Guarantor" in the Indenture shall include both the Additional Guarantors and the defined term "Guarantee" in the Indenture shall include the guarantee executed pursuant to
Section 101 of this Fourth Supplemental Indenture.

                                   ARTICLE TWO
                                  MISCELLANEOUS

Section 201.      Counterpart Originals.

         The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 202.      Governing Law.

         THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 203.      Effectiveness.

         The provisions of this Fourth Supplemental Indenture will take effect immediately upon its execution and delivery to the Trustee.


     [ remainder of page intentionally left blank; signature pages follow ]

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, all as of the date and year first written above.

                                    MARSH SUPERMARKETS, INC.
                                    MARSH CLEARING HOUSE, LLC
                                    MARSH DRUGS, INC.
                                    MUNDY REALTY, INC.
                                    MAR PROPERTIES, INC.
                                    MARLEASE, INC.
                                    MARSH INTERNATIONAL, INC.
                                    MARSH CULTURAL GROUP, INC.
                                    LIMITED HOLDINGS, INC.
                                    MARSH P.Q., INC.
                                    NORTH MARION DEVELOPMENT
                                      CORPORATION
                                    CONTRACT TRANSPORT, INC.



                                    By: /s/ Don E. Marsh
                                       -----------------------------------------
                                       Don E. Marsh, Chairman of the Board,
                                       President and Chief Executive Officer



                                    TRADEMARK HOLDINGS, INC.



                                    By: /s/ Don E. Marsh
                                       -----------------------------------------
                                       Don E. Marsh, President

                                    A. L. ROSS & SONS, INC.
                                    TEMPORARY SERVICES, INC
                                    CRYSTAL FOOD SERVICES, LLC
                                    LOBILL FOODS, LLC
                                    MARSH SUPERMARKETS, LLC
                                    MARSH DRUGS, LLC
                                    CONVENIENCE STORE DISTRIBUTING
                                       COMPANY, LLC
                                    CONVENIENCE STORE TRANSPORTATION
                                       COMPANY, LLC
                                    CRYSTAL FOOD MANAGEMENT SERVICES,
                                       LLC
                                    McNAMARA, LLC
                                    BUTTERFIELD FOODS, LLC



                                    By: /s/ Don E. Marsh
                                       -----------------------------------------
                                       Don E. Marsh, Chairman of the Board and
                                       Chief Executive Officer



                                    VILLAGE PANTRY, LLC



                                    By: /s/ Don E. Marsh
                                       -----------------------------------------
                                       Don E. Marsh, Chairman of the Board



                                    CONTRACT TRANSPORT, LLC
                                    By: Marsh Supermarkets, Inc., its
                                        Chief Operating Officer



                                        By: /s/ Don E. Marsh
                                           -------------------------------------
                                           Don E. Marsh, Chairman of the Board,
                                           President and Chief Executive Officer



                                    PANTRY PROPERTY, LLC
                                    By: Village Pantry, LLC, its Chief Operating
                                        Officer



                                    By: /s/ Don E. Marsh
                                       -----------------------------------------
                                       Don E. Marsh, Chairman of the Board

                                    MS PROPERTY, LLC
                                    By:  Marsh Supermarkets, LLC, its Chief
                                         Operating Officer
                                    CF PROPERTY, LLC
                                    By:  Crystal Food Services, LLC, its Chief
                                         Operating Officer
                                    MD PROPERTY, LLC
                                    By:  Marsh Drugs, LLC, its Chief Operating
                                         Officer
                                    LB PROPERTY, LLC
                                    By:  Lobill Foods, LLC, its Chief Operating
                                         Officer
                                    MCN PROPERTY, LLC
                                    By:  Mcnamara, LLC, its Chief Operating
                                         Officer
                                    BF PROPERTY, LLC
                                    By:  Butterfield Foods, LLC, its Chief
                                         Operating Officer
                                    CSD PROPERTY, LLC
                                    By:  Convenience Store Distributing Company,
                                         LLC, its Chief Operating Officer
                                    FLORAL PROPERTY, LLC
                                    By:  Marsh Supermarkets, LLC, its Chief
                                         Operating Officer



                                         By: /s/ Don E. Marsh
                                            ------------------------------------
                                            Don E. Marsh, Chairman of the Board
                                            and Chief Executive Officer



                                    MARSH VILLAGE PANTRIES, INC.



                                    By: /s/ Don E. Marsh
                                       -----------------------------------------
                                       Don E. Marsh, President and Chief
                                       Executive Officer



                                    CONVENIENCE STORE DISTRIBUTING COMPANY
                                    By:  Marsh Village Pantries, Inc., its
                                         General Partner



                                         By: /s/ Don E. Marsh
                                            ------------------------------------
                                            Don E. Marsh, President and Chief
                                            Executive Officer

Attest:   /s/ P. Lawrence Butt
          ----------------------------------------
          P. Lawrence Butt, Secretary
          Marsh Supermarkets, Inc.
          Marsh Drugs, Inc.
          Marsh Village Pantries, Inc.
          Mundy Realty, Inc.
          Mar Properties, Inc.
          A. L. Ross & Sons, Inc.
          Marlease, Inc.
          Marsh International, Inc.
          Marsh Cultural Group, Inc.
          Limited Holdings, Inc.
          Marsh Village Pantries, Inc., as
               general partner of Convenience
               Store Distributing Company
          Marsh P.Q., Inc.
          Temporary Services, Inc.
          North Marion Development Corporation
          Contract Transport, Inc.
          Crystal Food Services, LLC
          LoBill Foods, LLC
          Contract Transport, LLC
          Marsh Supermarkets, LLC
          Village Pantry, LLC
          Marsh Drugs, LLC
          Marsh Clearing House, LLC
          Convenience Store Distributing Company, LLC
          Convenience Store Transportation Company, LLC
          Crystal Food Management Services, LLC
          Butterfield Foods, LLC
          McNamara, LLC



Attest: /s/ P. Lawrence Butt
       -------------------------------------------
       P. Lawrence Butt, Assistant Secretary
       Trademark Holdings, Inc.

                                    FLORAL FASHIONS, LLC
                                    O'MALIA FOOD MARKETS, LLC



                                    By: /s/ Don E. Marsh
                                       -----------------------------------------
                                       Don E. Marsh, Chairman of the Board
                                       and Chief Executive Officer



Attest: /s/ P. Lawrence Butt
       -----------------------------
       P. Lawrence Butt, Secretary
       Floral Fashions, LLC
       O'Malia Food Markets, LLC



STATE STREET BANK AND TRUST COMPANY,
as Trustee



By: /s/ Maryanne Dufresne
   ---------------------------------
   Name:  Maryanne Dufresne
   Title  Assistant Vice President